UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2011
optionsXpress Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32419	20-1444525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 W. Monroe, Suite 1000, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 630-3300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 26, 2011, the Registrant released its financial results for the quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
99.1 News Release issued by the Registrant on April 26, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

optionsXpress Holdings, Inc.
Date: April 26, 2011
	By:	/s/ Adam J. DeWitt
	Name:	Adam J. DeWitt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release issued by the Registrant on April 26, 2011